Loss per share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Loss per share	Loss per share
The following table shows the computation of basic and diluted earnings per share for December 31, 2022 and December 31, 2021 (in thousands, except share data):

	Year ended December 31,
	2022	2021
Numerator:
Net income (loss) attributable to common stockholders	$(38,567)	$(6,311)
Denominator:
Weighted-average shares used in computing net loss per share attributable to common stockholders	18,641,076	5,742,807
Net loss per share attributable to common stockholders, basic and diluted	$(2.07)	$(1.10)
The potential shares of common stock that were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because including them would have been anti-dilutive are as follows:

	Years ended December 31,
	2022	2021
Series Seed convertible preferred shares	—	4,376,930
Series A convertible preferred shares	—	5,902,952
Series B convertible preferred shares	—	6,506,794
Series C convertible preferred shares	—	7,072,149
Series P convertible preferred shares	—	—
Earnout Shares	15,000,000	—
Options and RSUs issued and outstanding	11,388,842	7,537,744
Warrants issued and outstanding	18,291,741	88,756
Total	44,680,583	31,485,325
Earnout Shares are excluded from basic and diluted net loss per share as such shares are contingently issuable until the share price of the Company’s common stock exceeds specified thresholds that have not been achieved as of December 31, 2022. For further information on Earnout Shares, see Note 3 - Business Combinations.